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                                                                   Exhibit 10.19

                         TOLLGRADE COMMUNICATIONS, INC.

                             STOCK OPTION AGREEMENT

         THIS AGREEMENT is made and entered into this 27th day of December, 1996, by and between TOLLGRADE COMMUNICATIONS, INC., a Pennsylvania corporation (the "Company") and LAWRENCE A. ARDUINI, an individual (the "Holder").

         WHEREAS, the Company desires to issue, and the Holder desires to receive, an option to purchase shares of the common stock of the Company, pursuant to the terms described herein.

         NOW, THEREFORE, in consideration of the terms and conditions contained herein and intending to be legally bound hereby, the parties agree as follows:

         1. Grant of Option. The Company hereby confirms the grant to the Holder on December 13, 1996 (the "Date of Grant") of an option (the "Option") to purchase, in accordance with the terms hereof, up to Five Thousand (5,000) shares of common stock of the Company, par value $.20 per share (the "Common Stock") at an option price of $25.75 per share. The Option will expire at the close of business on December 13, 2006.

         2. Acceptance of Grant of Option. The Holder accepts the grant of the Option confirmed hereby and agrees to be bound by the terms and conditions of this Agreement.


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         3. Investment Purpose. The Holder represents to the Company that such
Holder is acquiring this Option and any securities which may be acquired pursuant to this Option for investment and not with a view to or for sale in connection with any distribution thereof. Such Holder represents that he or she will not sell or transfer any securities acquired pursuant to the Option in violation of the Securities Act of 1933, as amended (the "Act"), or the rules and regulations promulgated thereunder. Without limiting the scope of the foregoing representation and warranty, the Holder agrees that he or she will not sell or transfer any such securities unless either (a) a registration statement under the Act shall be in effect with respect to such securities and the Holder shall comply with the provisions of the Act in connection with the sale of such securities; or (b) the Holder has, prior to any transfer or attempt to transfer such securities, obtained an opinion of counsel satisfactory to the Company, stating that such transfer may be effected without registration of such securities under the Act.

         4. Legend. The Holder of this Option agrees that the Company may place a legend reflecting the provisions of Section 3 on each certificate evidencing any securities delivered to the Holder pursuant to this Option and the Company may refuse to transfer on its books any such securities in which the Holder may attempt to transfer otherwise than in compliance herewith.

         5. Recapitalization.

         (a) Subject to any required action by the stockholders, the number of shares of common stock of the Company covered by this Option, and the price per share thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock of the Company resulting from the subdivision of consolidation of shares or the payment of stock dividend (but only on the common stock of the Company covered by this Option) or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company. Subject to any required action by the stockholders, if the Company shall be the surviving company in any merger or consolidation, this Option shall pertain to and apply to the securities to which a holder of the number of shares of common stock of the Company subject to the Option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation


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in which the Company is not the surviving company shall cause this Option to terminate, provided that the Holder shall, in such event, have the right immediately prior to such dissolution or liquidation or merger or consolidation in which the Company is not the surviving company, to exercise his Option in whole or in part.

         (b) Except as hereinbefore expressly provided, the Holder shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another company, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of common stock subject to the Option.

         6. Non-Transferability. This Option shall not be transferrable otherwise than by Will or the laws of descent or distribution, and the Option shall be exercisable during the lifetime of the Holder only by the Holder.

         7. Procedure for Exercise of Option. The Option may be exercised only by (a) execution and delivery by the Holder to the Company of an exercise form or forms prescribed by the Committee; and (b) surrender of this Agreement at the principal office of the Company. Each exercise form must set forth the number of shares of Common Stock for which the Option is exercised and must be dated and signed by the person exercising the Option. Upon partial exercise hereof, a new Agreement containing the same provisions as this Agreement shall be issued by the Company to the Holder for the number of shares of Common Stock with respect to which this Option shall not have been exercised.

         Subject to the last paragraph of this Section 7, the exercise is not effective until the Company receives payment of the full option price for the number of shares of Common Stock for which the Option is exercised. The Option Price shall be paid to the Company in full.


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         If any person other than the Holder exercises the Option, the exercise material must include proof satisfactory to the Company of the right of such person to exercise the Option, and the signature on all certificates or stock powers must be guaranteed by a commercial bank or trust company or by a firm having membership in the New York Stock Exchange, Inc., the American Stock Exchange, Inc., or the National Association of Securities Dealers, Inc.

         The date of exercise of the Option is the date on which the exercise form or forms, proof of right to exercise (if required) and payment of the Option Price are received by the Company.

         8. Issuance of Certificates. Subject to Section 7 above and this
Section 8, the Company will issue a certificate or certificates representing the number of shares of Common Stock for which the Option is exercised as soon as practicable after the date of exercise. Unless otherwise directed, the certificate(s) will be registered in the name of the person exercising the Option and delivered to such person.

         9. Withholding of Taxes. The Holder will be advised by the Company as to the amount of any federal income, employment or excise taxes required to be withheld by the Company on any compensation income resulting from the exercise of the Option, and the Holder will pay such taxes directly to the Company upon request. State, local or foreign income or employment taxes may also be required to be withheld by the Company and the Holder will also be required to pay such taxes directly to the Company upon request. If the Holder does not pay any taxes required to be withheld directly to the Company within ten (10) days after any such request, the Company may withhold such taxes from any other compensation to which the Holder is entitled from the Company. The Holder will hold the Company harmless in acting to satisfy its withholding obligations in this manner if it becomes necessary to do so.

         10. Indemnification. The Holder indemnifies and holds harmless the Company from and against any and all loss, damages, liability or expense, including costs and reasonable attorneys' fees, to which the Company may be put or may incur by reason of or in connection with any misrepresentation made by the Holder, any breach of the Holder's warranties, or the Holder's failure to fulfill any of his or her covenants or


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agreements set forth herein.

         11. Binding Effect. This Agreement shall be binding upon the successors and assigns of the Company and upon the legal representatives, heirs and legatees of the Holder.

         12. Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements and understandings, oral or written, between the parties with respect to the subject matter of this Agreement.

         13. Amendment. This Agreement may be amended only a written instrument signed by the Company and the Holder.

         14. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.


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         IN WITNESS WHEREOF, the Company and the Holder have executed this
Agreement as of the date first written above.

TOLLGRADE COMMUNICATIONS, INC.

By:      /s/ Sara M. Antol
   ----------------------------------

Title:   Chief Counsel and Secretary
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WITNESS:

                                        /s/ Lawrence A. Arduini
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                                        LAWRENCE A. ARDUINI


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Schedule to Exhibit 10.19

Non-employee Stock Option Agreements entered into December 13, 1996 between the Company and each of Daniel P. Barry, Dr. Thomas Dugan, Robert Kampmeinert and Dr. Richard Heibel, which were substantially identical to that filed as Exhibit 10.19, differing only in number of shares underlying the option granted.


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